IRA Ideal!

Defined Asset Funds [SM]

Select Series 1999 D

Capital Appreciation Quantitative Research

Select Growth Portfolio

A Disciplined Approach to Growth Stock Investing

                                                            [logo] Merrill Lynch


How the Portfolio is Selected

O'Shaughnessy Capital Management, Inc., a registered investment advisor (the Portfolio Consultant), developed a quantitative selection model that screens a universe of over 5,000 stocks to identify growth stocks believed to be reasonably priced and to have attractive growth potential.

Here's how it works:

1) Growth is defined by selecting stocks with consensus estimated earnings per share growth of 20% for the next year. Then, to give a longer-term view and to avoid short-term run ups, the Portfolio Consultant screens for a 20% estimated consensus earnings per share growth for the next three to five years.

2) Value is considered by selecting growth stocks with Price to Earnings Ratio not exceeding their estimated three to five year earnings growth rates.

3) Relative strength is determined by separating out stocks with strong relative price performance over the prior six months.

4) The Portfolio Consultant eliminates smaller companies with market capitalizations below $750 million.

         Finally, the Defined Funds Research Group selects ten stocks considered most attractive.

The securities are selected and held without regard to any buy or sell recommendations of any of the Sponsors.

Choosing investments to support your long-term financial objectives can be difficult. This is particularly true if you're interested in adding progressive growth stocks to your portfolio. While many mutual funds and money managers follow a "growth stock" investment style, there is no generally accepted definition of a growth stock and no easy way to select them. That's why Defined Asset Funds [SM] developed a portfolio designed to provide definition and discipline to aggressive growth stock investing...

         Select Growth Portfolio

--------------------------------------------------------------------------------

The Strategy

The Select Growth Portfolio is based on the strategy of buying ten screened growth stocks and holding them for about a year. At the end of that year, we intend to reapply the strategy to select a new Portfolio. You can roll your proceeds into the next Portfolio, if available, at a reduced sales charge, or you can redeem your investment.

This is a one-year investment, but, like all equity investing, a longer-term view is appropriate. To reduce the effect of short-term volatility, we recommend staying with the strategy for at least three to five years for potentially more consistent results.

Defined Portfolio

This preselected Portfolio will remain relatively fixed throughout its one-year life. You will always know where your dollars are invested.

Convenience Defined

There's no need for multiple security purchases. The Select Growth Portfolio offers a screened portfolio of ten stocks, with just one price to track - quoted weekly in Barron's.

Buy and Hold

The Portfolio follows a disciplined strategy of buying and holding stocks for about one year. You may also have the option of rolling your proceeds over each year, at a reduced sales charge, to continue with the Strategy.

Exchange Option

You can exchange units of this Fund for units of certain other Defined Asset funds at a reduced sales charge. You may also exchange in this Fund from certain other funds.

Cost

Investments start at about $250, with sales charge discounts available for purchases of $50,000 or more.

Investor Profile

This Portfolio is designed for investors whose primary objective is aggressive long-term growth. Investors should have the will and ability to withstand the extreme price volatility of aggressive growth stocks, in exchange for the potential of greater rewards over time.

                               A DEFINED PORTFOLIO

Company                                                                  Symbol
American Eagle Outfitters, Inc.                                           AEOS
         This specialty retailer of men's and women's casual apparel, footwear, outerwear and accessories operates throughout the United States. Its products include dungarees, khakis, T-shirts and other similar apparel.

Ann Taylor Stores Corporation                                             ANN
         Through its wholly owned subsidiary, Ann Taylor retails women's apparel, shoes and accessories in the United States and the District of Columbia.

Compuware Corporation                                                     CPWR
         This company provides software products and professional services to help informaiton technology professionals develop, implement and support their business-critical mainframe and client/server systems.

CSG Systems International, Inc.                                           CSGS
         Offering a suite of processing, software and related services to automate customer care and billing functions, this company provides solutions for cable television providers, direct broadcast satellite providers, online services markets and telephony providers.

Forest Laboratories, Inc.                                                 FRX

         This company develops, manufacturers and sells both branded and generic prescription and non-prescription pharmaceutical products, in the United States and eastern Europe.

The Men's Wearhouse, Inc.                                                 SUIT
         This company retails men's tailored business attire, selling designer, brand name and private label suits, sport coats, furnishings and accessories. It manufactures men's suits and sport coats in Canada.

Michaels Stores, Inc.                                                     MIKE
         Owning retail specialty chain stores featuring home decoration, arts and crafts items, this company operates Michaels and Aaron Brothers stores in the United States and Canada.

Sybron International Corporation                                          SYB
         Through its subsidiaries, Sybron designs, manufactures and markets laboratory and dental supply products worldwide. Its products include laboratory microscope slides, reusable and disposable plastic labware, precision heating and stirring apparatuses, water purification systems, orthodontic products and dental materials.

Symantec Corporation                                                      SYMC
         Symantec's products include security and assistance software, remote productivity solutions and Internet tools, sold worldwide.

The Titan Corporation                                                     TTN
         Providing communications and information solutions to the United States military, allied government agencies and commercial customers, this company's systems, products and services enable data to be generated, processed, transmitted, stored and distributed in a secure manner.

PAST PERFORMANCE OF PRIOR SELECT GROWTH PORTFOLIOS Past performance is no guarantee of future results.


 Series From Inception Through 9/30/99      Most Recently Completed Portfolio
      (including annual rollovers)
 .......................................  .......................................
Inception       Series       Return          Period           Series   Return
2/14/95            A          29.29%     2/17/98-3/19/99         A      26.37%
6/6/95             B          12.09      5/18/98-6/18/99         B     -13.99
8/1/95             C           4.82      8/18/97-9/18/98         C     -23.74
11/1/95            D          16.35      11/17/97-12/18/98       D     -28.98

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect a reduced sales charge on annual rollovers and different performance periods.

DEFINED ASSET FUNDS -- OUR PHILOSOPHY

At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important -- your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be an effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind -- yours.

[Defined Asset Funds logo]

EQUITY INVESTOR FUNDS

OTHER SELECT SERIES
Select Ten Portfolio (DJIA)
United Kingdom Portfolio
      (Financial Times Index)
Institutional Holdings Portfolio
Multinational Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's
      Industry Turnaround Portfolio
Select Standard & Poor's
      Intrinsic Value Portfolio

CONCEPT SERIES
Baby Boom Economy Portfolios(sm)
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

INDEX SERIES
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

PARTICIPATE IN GROWTH STOCK NOW!

You can get started with the Select Growth Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sales charges, expenses and risks. Please read it carefully before you invest or send money.

DEFINING YOUR RISKS

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio consists of aggressive growth stocks which are subject to extreme price volatility. Therefore, the Portfolio should be considered speculative and not a complete equity investment program. The Portfolio is concentrated in retail stocks, which may involve special risks.

o    There can be no assurance that the Portfolio will meet its objective.

o The Portfolio is designed for investors who can assume the risks associated with speculative equity investments. It is not appropriate for investors seeking capital preservation or current income.

o The value of your investment will fluctuate with the prices of the underlying stocks. Stock prices can be volatile.

o The model and the Portfolio Consultant have a limited track record. Since 1995, when the first Portfolio was offered, the model has often underperformed the S&P 500 Index and other equity indices.

o It is unlikely that the Portfolio will change over its one-year life, even if the stock market decreases in value or adverse developments affect the stocks held.

TAX REPORTING

When seeking capital appreciation, managing tax liability on capital gains can be vital to your overall return. By holding this Fund for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gains (currently no more than 20%) for individuals.

Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses for federal tax purposes on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.


DEFINING YOUR COSTS

You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $17.50 per 1,000 units, about 1.75%, deducted over the last ten months of the Portfolio.

                                    As a % of Public            Amount Per
                                     Offering Price             1,000 Units
-----------------------------------------------------------------------------
Initial Sales Charge                      1.00%                  $10.00
Deferred Sales Charge                     1.75%                  $17.50
                                     ===============         ===============
Maximum Sales Charge                      2.75%                  $27.50
Estimated Annual Expenses
(as a % of net assets)                    0.214%                  $2.12
Estimated Organization Costs                                      $2.58
-----------------------------------------------------------------------------

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

VOLUME PURCHASE DISCOUNTS

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

           Amount                      Total Sales Charge as a % of
          Purchased                        Public Offering Price
-----------------------------------------------------------------------------
Less than $50,000                                 2.75%
$50,000 to $99,999                                2.50%
$100,000 to 249,999                               2.00%
$250,000 to $999,999                              1.75%
$1,000,000 or more                                1.00%
-----------------------------------------------------------------------------

[Recycle Logo] Printed on Recycled Paper                           11591BR-12/99

(C) 1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member SIPC.